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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2003

                            SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            CAYMAN ISLANDS                             0-22483                             73-468669
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)


                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 622-8218
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

         On August 14, 2003 Seven Seas Petroleum Inc. (the "Company") issued a press release announcing the Company's emergence from protection under Chapter
11 of the United States Bankruptcy Code. A copy of the press release is attached as Exhibit 99.1 hereto.

         The Company will file a copy of the Second Amended Plan of Reorganization and a description thereof will be filed on a separate Form 8-K within 15 days of the date of confirmation of such plan, as required under Item
3 of Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

         (c)      Exhibits

         Exhibit 99.1 - Press Release of Registrant dated August 14, 2003.



                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SEVEN SEAS PETROLEUM INC.


Date:  August 15, 2003

                                 By: /s/ Ben B. Floyd
                                     -----------------------------------------
                                         Ben B. Floyd
                                         Chief Executive Officer


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                               INDEX TO EXHIBITS



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
EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------

 99.1           Press Release of Registrant dated August 14, 2003.